UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 30, 2023

Monogram Orthopaedics Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-41707	81-3777260
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3919 Todd Lane, Austin, TX 78744

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (512) 399-2656

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MGRM	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On November 30, 2023, Monogram Orthopaedics, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”) to consider and vote upon the election of each of the nominated directors to the Company’s Board of Directors (the “Board”) and the approval of the Company’s Sixth Amended and Restated Certificate of Incorporation. For more information about the proposals considered and voted upon at the Annual Meeting, please see the Company's Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on October 6, 2023.

At the Annual Meeting, 53.27% of our Common Stock, par value $0.001 per share (“Common Stock”) entitled to vote at the Annual Meeting were represented in person or by proxy at the Annual Meeting. Based on the results of the vote, and the stockholders voted to elect all of the Company's director nominees and approved the Company’s Sixth Amended and Restated Certificate of Incorporation.

The number of votes cast for or withheld from the election of each director and the number of votes cast for or against or abstaining from the other matters voted upon is also set forth below. There were no broker non-votes in either proposal below. The voting results disclosed below are final.

Election of Directors	Number of Shares Voted For	Number of Shares Withheld	Percentage of Shares Voted “For” of Shares Voted
Benjamin Sexson	16,415,939	167,705	98.989%
Dr. Douglas Unis	16,452,567	131,077	99.210%
Rick Van Kirk	16,365,514	218,130	98.685%
Colleen Gray	16,425,202	158,442	99.045%
Paul Riss	16,362,562	221,082	98.667%

	Number of Shares Voted For	Number of Shares Voted Against	Number of Shares Abstained	Percentage of Shares Voted “For” of Shares Voted
Approval of Sixth Amended and Restated Certificate of Incorporation	15,879,931	256,306	447,407	95.757%

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONOGRAM ORTHOPAEDICS INC.

By:	/s/Benjamin Sexson
Name: Benjamin Sexson
Title: Chief Executive Officer

Dated: December 5, 2023